Earnings Per Common Share	6 Months Ended
Jun. 30, 2026
Earnings Per Common Share [Abstract]
Earnings Per Common Share

18.	Earnings Per Common Share:

Diluted earnings per common share, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional shares that would then share in the Company’s net income.

For the six months ended June 30, 2025 and 2026, the effect of the warrants outstanding during each such period and as of each such date, would be antidilutive; hence, the warrants were excluded from the computation of diluted earnings per share. For the purpose of calculating diluted earnings per common share for the six months ended June 30, 2025 and 2026, the weighted average number of diluted shares outstanding includes the conversion of outstanding Series D Preferred Shares (Note 14) calculated with the “if converted” method by using the average closing market price over the reporting period from January 1, 2025 to June 30, 2025 and from January 1, 2026 to June 30, 2026, respectively. In addition, MPC Capital, a subsidiary of the Company, has granted share-based compensation to certain members of key management (Note 25). The dilutive effect of these awards is reflected in diluted earnings per share using the treasury stock method. Furthermore, potential common shares issued by MPC Capital are included in the determination of diluted earnings per share through their impact on MPC Capital’s diluted earnings, which are incorporated into the consolidated results based on the Company’s ownership interest in MPC Capital. If there is a loss, diluted EPS is computed in the same manner as basic EPS is computed. Thus, for the six months period ended June 30, 2025, the inclusion of the potential common shares from the conversion of outstanding Series D Preferred Shares (calculated with the “if converted” method) in diluted EPS would have an antidilutive effect, and therefore basic EPS and diluted EPS are the same.

The components of the calculation of basic and diluted earnings per common share are as follows:

	Six months ended June 30,	Six months ended June 30,
	2025	2026
Net income / (loss), net of taxes	$(17,008,587)	$96,030,327
Less: Net (income) / loss attributable to non-controlling interest in subsidiaries	3,191,062	(30,550,611)
Net income / (loss) attributable to Castor Maritime Inc.	$(13,817,525)	$65,479,716
Less: Dividend on Series D Preferred Shares	(2,513,889)	(2,500,000)
Less: Deemed dividend on Series D Preferred Shares	(1,451,187)	(1,620,049)
Net income / (loss) available to common shareholders, basic	(17,782,601)	61,359,667
Dividend on Series D Preferred Shares	2,513,889	2,500,000
Deemed dividend on Series D Preferred Shares	1,451,187	1,620,049
Effect of subsidiary share based expense on diluted EPS	—	(303,605)
Net income / (loss) attributable to common shareholders, diluted	(13,817,525)	65,176,111

Weighted average number of common shares outstanding, basic	9,662,354	9,662,354
Effect of dilutive shares	—	48,512,730
Weighted average number of common shares outstanding, diluted	9,662,354	58,175,084

Earnings / (loss) per common share, basic	$(1.84)	$6.35
Earnings / (loss) per common share, diluted	$(1.84)	$1.12